                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 1999


                         AMERICAN DENTAL PARTNERS, INC
            (Exact name of registrant as specified in its charter)

       DELAWARE                    0-23363                  04-3297858
    (State or other              (Commission              (IRS Employer
    jurisdiction of              File Number)           Identification No.)
     incorporation)


                        AMERICAN DENTAL PARTNERS, INC.
                        301 EDGEWATER PLACE, SUITE 320
                        WAKEFIELD, MASSACHUSETTS  01880
         (Address of principal executive offices, including zip code)

                                (781) 224-0880
                             (781) 224-4216 (FAX)
             (Registrant's telephone number, including area code)



                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

     On February 8, 1999, American Dental Partners, Inc., a Delaware corporation ("ADP"), together with its wholly owned subsidiary, Innovative Practice Concepts, Inc., a Delaware corporation ("IPC"), purchased certain non-clinical assets (the "Assets") of the staff model dental facilities of CIGNA Healthcare of Arizona, Inc., an Arizona Corporation ("CIGNA") pursuant to an Amended and Restated Asset Purchase Agreement dated February 8, 1999 among ADP, IPC, CIGNA and CIGNA Dental Health Inc. (the "Purchase Agreement").

     The Assets purchased included all furniture, fixtures, equipment, and office and dental supplies of CIGNA's dental staff model facilities, all of CIGNA's rights under any agreements with equipment vendors or other suppliers, and all rights, titles, and interests of CIGNA in proprietary rights, software, and certain other intangible assets. The Assets purchased do not include any asset required by law to be owned or maintained by dentists or any assets associated with the dental or medical managed care or insurance business of CIGNA and its affiliates.

     The consideration paid pursuant to the Purchase Agreement was determined through negotiation by the parties and consisted of $3,090,000 in cash and the assumption of certain liabilities. The source of funds for the cash consideration paid were from borrowings under ADP's revolving credit facility.

     Prior to the transaction, there was no material relationship between CIGNA and ADP, any of ADP's affiliates, any director or officer of ADP, or any associate of any such officer or director. The vast majority of the dentists formerly employed by CIGNA have joined Associated Dental Care Providers; ADP's affiliated dental group in Arizona.

     The Assets were used by CIGNA's staff model dental facilities in Phoenix. IPC intends to continue use of the Assets pursuant to its affiliation with its affiliated dental group, Associated Dental Care Providers, P.C.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------

(a)  Financial Statements of Business Acquired

     No financial statements are required to be filed.

(b)  Pro Forma Financial Information

     No pro forma financial information is required to be filed.

(c)  Exhibits

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     The following documents related to the purchase of the Assets are being filed as exhibits to this Form 8-K:

Exhibit
   No.    Description of Exhibit
-------   --------------------------------------

2 Amended and Restated Asset Purchase Agreement dated February 8, 1999 among American Dental Partners, Inc., Innovative Practice Concepts, Inc., CIGNA Healthcare of Arizona, Inc., and CIGNA Dental Health, Inc.

99        Press release issued by American Dental Partners, Inc. on February 9,
          1999.

Schedules and Exhibits to the Purchase Agreement have not been filed because ADP believes they do not contain information material to an investment decision which is not otherwise disclosed in the Purchase Agreement. A list has been attached to the Purchase Agreement briefly identifying the contents of all omitted Schedules and Exhibits. ADP hereby agrees to furnish supplementally a copy of any omitted Schedule or Exhibit to the Securities and Exchange Commission upon its request.



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN DENTAL PARTNERS, INC.



FEBRUARY 12, 1999                       By   /S/ Ronald M. Levenson
                                           ---------------------------------
                                             Ronald M. Levenson
                                             Senior Vice President, Chief
                                             Financial Officer, and Treasurer

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                                 EXHIBIT INDEX


Exhibit
   No.    Description of Exhibit
-------   ----------------------

2         Amended and Restated Asset Purchase Agreement dated
          February 8, 1999 among American Dental Partners, Inc.,
          Innovative Practice Concepts, Inc., CIGNA Healthcare of Arizona, Inc. and CIGNA Dental Health, Inc.

99 Press release issued by American Dental Partners, Inc., on February 9, 1999

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